Exhibit 99.1

Unlocking Value in the Sun Belt

Cousins to Merge with Parkway and Simultaneously Spin-off Combined Houston Assets

Investor Presentation

APRIL 2016

Today’s Speakers

Cousins Properties

Larry Gellerstedt

President and Chief Executive Officer

Colin Connolly

EVP and Chief Investment Officer

Gregg Adzema

EVP and Chief Financial Officer

Parkway Properties

Jim Heistand

President and Chief Executive Officer

Jayson Lipsey

EVP and Chief Operating Officer

Jason Bates

EVP and Chief Investment Officer

Forward-Looking Statements

Cautionary Note Regarding Forward-Looking Statements

This document may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Cousins Properties Incorporated (“Cousins”) and Parkway Properties, Inc. (“Parkway”) operate and beliefs of and assumptions made by Cousins management and Parkway management, involve uncertainties that could significantly affect the financial or operating results of Cousins, Parkway, the combined company or any company spun-off by the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions involving Cousins and Parkway, including future financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to tenants, employees, stockholders and other constituents of the combined company, integrating our companies, cost savings and the expected timetable for completing the proposed transactions — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the proposed merger and the timing of the closing of the proposed merger; risks associated with the ability to consummate the proposed spin-off of a company holding the Houston assets of Cousins and Parkway (“HoustonCo”) and the timing of the closing of the proposed spin-off; risks associated with the ability to list the common stock of HoustonCo on the New York Stock Exchange following the proposed spin-off; risks associated with the ability to consummate certain asset sales contemplated by Parkway and the timing of the closing of such proposed asset sales; risks associated with the ability to consummate the proposed reorganization of certain assets and liabilities of Cousins and Parkway, including the contemplated structuring of Cousins and HoustonCo as “UPREITs” following the consummation of the proposed transactions; the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the proposed transactions; the ability to secure favorable interest rates on any borrowings incurred in connection with the proposed transactions; the impact of such indebtedness incurred in connection with the proposed transactions; the ability to successfully integrate our operations and employees; the ability to realize anticipated benefits and synergies of the proposed transactions; the potential liability for a failure to meet regulatory requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of Cousins, Parkway or HoustonCo; risks associated with the industry concentration of tenants; the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on relationships, including with tenants, employees, customers and competitors; the unfavorable outcome of any legal proceedings that have been or may be instituted against Cousins, Parkway or any company spun-off by the combined company; significant costs related to uninsured losses, condemnation, or environmental issues; the ability to retain key personnel; the amount of the costs, fees, expenses and charges related to the proposed transactions and the actual terms of the financings that may be obtained in connection with the proposed transactions; changes in local, national and international financial market, insurance rates and interest rates; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Cousins and Parkway. Cousins and Parkway do not intend, and undertake no obligation, to update any forward-looking statement.

Additional Information about the Proposed Transactions and Where to Find It

In connection with the proposed transaction, Cousins intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Cousins and Parkway that also constitutes a prospectus of Cousins. Investors and security holders are urged to read the joint proxy statement/prospectus and other relevant documents filed with the SEC, when they become available, because they will contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents, when they become available, and other documents filed with the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Cousins by contacting Cousins Investor Relations at (404) 407-1898. Investors and security holders may obtain free copies of the documents filed with the SEC by Parkway by contacting Parkway Investor Relations at (407) 650-0593.

Cousins and Parkway and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Cousins’ directors and executive officers is available in Cousins’ proxy statement for its 2016 Annual Meeting, which was filed with the SEC on March 22, 2016. Information about directors and executive officers of Parkway is available in the proxy statement for its 2016 Annual Meeting, which was filed with the SEC on March 28, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the merger when they become available. Investors should read the definitive joint proxy statement/prospectus carefully before making any voting or investment decisions when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Cousins or Parkway using the sources indicated above.

This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

3

Transactions' Overview

Proposed Transactions Structure	▪ Cousins Properties (NYSE: CUZ) ("Cousins") merges with Parkway Properties (NYSE: PKY) ("Parkway") in a 100% stock-for-stock transaction ▪ 1.63 Cousins shares issued for each Parkway share (pro forma ownership of 52% Cousins / 48% Parkway) » 1.44 spot exchange ratio[1] » 1.59 six-month average exchange ratio[1] ▪ Simultaneous taxable spin-off of Houston-based assets of both companies into new publicly-traded REIT, "HoustonCo", which we intend to apply to list on the NYSE
Management and Board	▪ Cousins » Larry Gellerstedt, President and Chief Executive Officer » Taylor Glover, Chairman of the Board » Board comprised of nine Directors: five from Cousins and four[2] from Parkway ▪ HoustonCo » Jim Heistand, President and Chief Executive Officer » Jim Thomas, Chairman of the Board » Board comprised of seven Directors: three from Cousins and four[3] from Parkway
Anticipated Synergies & Earnings Impact	▪ Anticipated ~$18mm[4] annual run rate G&A synergies after giving effect to the merger and spin-off, to be realizable immediately at close ▪ The transactions are expected to be generally FFO per share neutral in 2017
Expected Close	▪ Q4 2016 for both merger and spin-off, subject to customary closing conditions and Cousins and Parkway shareholder approvals ▪ TPG (~21% Parkway shareholder) has entered into voting agreement in support of the transactions

1. *Source: Bloomberg. Represents Parkway's daily closing share price divided by Cousins' daily closing share price. Spot and 6-month exchange ratios calculated on 28-Apr-2016.*
2. *TPG will appoint one out of the four Parkway directors as long as TPG ownership does not fall below 5% on an as converted basis.*
3. *TPG will appoint one out of the four Parkway directors as long as TPG ownership does not fall below 2.5% of outstanding common stock, two out of the four Parkway directors if TPG ownership exceeds 2.5% but less than 30% of outstanding common stock, and three out of the four Parkway directors if TPG ownership exceeds 30% of outstanding common stock.*
4. *Anticipated synergies per Cousins and Parkway management estimates.*

Cousins PARKWAY 4

Transactions’ Expected Impact

Pre-Transactions Post-Transactions

Non-Houston 55%

Breakdown ($130mm) Cousins NOI NOI $277mm2

Houston Merge at 1.63

GAAP NOI = $237mm1 45% exchange ratio

($107mm)

Rata Simultaneous Pro HoustonCo spin-off

Planned Jacksonville

Non-Houston

60% asset sales

HoustonCo

Annualized ($146mm)

HoustonCo NOI

Houston $177mm2

2015 29%

Q4 NOI = $242mm1 ($70mm)

($26mm)

Jacksonville 11%

1. Represents reported Q4 2015 annualized GAAP NOI pursuant to company filings for the year ended 31-Dec-2015, adjusted for assets sold in 2015 and 2016 and planned asset sales of Parkway in Jacksonville and Miami.

2. Represents combined reported Q4 2015 annualized GAAP NOI for the Cousins and Parkway assets that will be held in the respective post-merger Cousins entity and the HoustonCo entity. These amounts include no adjustments to NOI as a result of purchase accounting.

5

Transactions’ Expected Benefits and Strategic Rationale

Transactions Unlock Value in the Sun Belt Two Independent REITs with Differentiated Strategies

Cousins – Becomes Premier Sun Belt Office REIT

» Expands trophy portfolio and presence in select, high-growth Sun Belt markets

» Deepens market share in core urban submarkets

» Enhances customer and geographic diversity

» Increases scale and improves access to capital

HoustonCo – Stable, Well-Capitalized and Positioned for Long-Term Growth

» Strong portfolio of stable and highly-amenitized assets located in vibrant submarkets

» Diverse customer base with strong credit profile

» Limited near-term lease expirations

» Significant cash on hand to fund the business and potentially pursue opportunistic investments

Low Levered, Simple Balance Sheets at Both Companies Meaningful Cost Synergies

» Anticipate annual run rate G&A synergies of ~$18mm1 after giving effect to the merger and the spin-off

Leadership Focus and Continuity

» Seasoned management teams at both companies

» Board composition at both companies represents continued interest of shareholders

1. Anticipated synergies per Cousins and Parkway management estimates.

6

Cousins Portfolio – Larger, Newer, Greater Geographic Diversity

Pre-Transactions Post-Transactions

Austin

7% Charlotte

16% Austin Charlotte

9% 12%

Houston

13.9mm 40% 15.8mm Tampa

Geography1 Rentable Rentable 11% Sq. Ft.1 Sq. Ft.1

Orlando 7% Atlanta Atlanta 49% 44% Phoenix Miami 5% <1%

Number of Markets 4 7 Gross Asset Value2 ~$3.4bn ~$4.8bn In-Place Cash Rent Per Sq. Ft.3 $29.71 $30.78 Average Year Built 1988 1996

1. Geography breakdown per rentable square footage; Includes pro rata share of JV rentable square footage.

2. Gross Asset Value represents total assets in accordance with GAAP plus accumulated depreciation of real estate assets and accumulated depreciation of intangible assets. Pre-transaction Gross Asset Value was obtained from Cousins’ 31-Dec-2015 Supplemental Package. Post-transaction Gross Asset Value represents the combined Gross Asset Values of Cousins and Parkway at 31-Dec-2015 adjusted for the Houston spin-off, 2016 actual sales and 2016 projected sales.

3. Reflects contractual rent, includes pro rata share of JV.

7

Why Spin Off Houston?

Separates Houston from our other high-growth Sun Belt markets

Unlocks value and enhances access to capital at Cousins

Pure-play focus highlights underlying value of combined Houston portfolio

Provides greater transparency in the Houston portfolio

Dedicated and focused management and solid balance sheet to realize Houston opportunity

Allows investors to customize their exposure to Houston

CityWestPlace San Felipe Plaza Phoenix Tower Greenway Plaza Post Oak Central

8

Pro Forma Cousins Overview

Cousins – The Premier Sun Belt Urban Office REIT

Highlights

- **Attractive Sun Belt office market fundamentals**
- **Expanded portfolio of trophy office towers**
  - Compelling critical mass in leading urban submarkets
  - Commands premium rental rates
  - Limited near-term lease expirations
  - High-quality diversified customer base
- **Strong, simple balance sheet**

Key Facts[1]

Number of Assets	41
Rentable Sq. Ft.[2]	15.8mm
% Urban[2]	81%
Sq. Ft. Per Asset	450,000
In-Place Cash Rent Per Sq. Ft.	$30.78
% Leased	91%
Weighted Average Lease Term	~6.5 years
Headquarters	Atlanta
CEO	Larry Gellerstedt

Source: Derived from Q4 2015 company filings.

1. Represents the combined categories of Cousins and Parkway as reported in 31-Dec-2015 company filings adjusted for the spin-off of HoustonCo, actual asset sales in 2016 and planned asset sales in 2016. Includes Cousins mixed-use assets; excludes Cousins assets under construction.
2. Includes pro rata share of JV rentable square footage as of 31-Dec-2015. % Urban is based on pro rata GAAP NOI.

Cousins | PARKWAY

10

Attractive Sun Belt Office Market Fundamentals

Charlotte,

NC 2,589,000 Sq. Ft. 97% Leased 777,000 Sq. Ft.

97% Leased

Phoenix, AZ 7,790,000 Sq. Ft.

Atlanta,

89% Leased

GA

1,038,000 Sq. Ft.

Austin, TX Orlando, FL 90% Leased 1,901,000 Sq. Ft.

Tampa, FL 1,681,000 Sq. Ft. 90% Leased 84% Leased

Employment Growth Construction as a % of Total Inventory

Year-Over-Year 4.3% % of Inventory Under Construction 10-Year Historical Avg.

4.1%

3.7% 2.9% 3.4% 3.2% 2.7% 2.0% 1.5%

US Avg.

2.1% 1.1%

0.3% 0.1%

Charlotte Atlanta Tampa Phoenix Austin Orlando Tampa Orlando Atlanta Phoenix Austin Charlotte

Source: Derived from Q4 2015 company filings at pro rata share, BLS.gov employment growth as of March 2016, CoStar 1Q 2016 Market Report.

Expanded Portfolio of Trophy Office Towers

Fifth Third Center / One Buckhead Plaza / Promenade / Atlanta, GA Charlotte, NC

Atlanta, GA Terminus / Atlanta, GA 777,000 Sq. Ft.; 698,000 Sq. Ft.; 464,000 Sq. Ft.; 93% Leased 1,225,000 Sq. Ft.; 92% Leased 93% Leased 95% Leased

Colorado Tower / Austin, TX

373,000 Sq. Ft.; Hayden Ferry Lakeside / Phoenix, AZ San Jacinto Plaza / Austin, TX 100% Leased 788,000 Sq. Ft.; 95% Leased 404,000 Sq. Ft.; 99% Leased

Source: Q4 2015 company filings.

Expanded Portfolio of Trophy Office Towers

Bank of America 816 Congress / Austin, TX Center / Orlando, FL

Tempe Gateway / Phoenix, AZ 3344 Peachtree / Atlanta, GA 435,000 Sq. Ft.; 421,000 Sq. Ft.; 264,000 Sq. Ft.; 98% Leased 485,000 Sq. Ft.; 96% Leased 93% Leased 90% Leased

One Congress Plaza / Austin, TX

Hearst Tower / Charlotte, NC Northpark Town Center / Atlanta, GA 191 Peachtree / Atlanta, GA 514,000 Sq. Ft.; 964,000 Sq. Ft.; 95% Leased 1,528,000 Sq. Ft.; 85% Leased 1,225,000 Sq. Ft.; 92% Leased 92% Leased

Source: Q4 2015 company filings.

Compelling Critical Mass in Leading Urban Submarkets

Atlanta—Buckhead Charlotte—Uptown

21% #1 20% #1

Market Share Class A Office Owner Market Share Class A Office Owner

of Class A Office by Sq. Ft. of Class A Office by Sq. Ft.

Source: CoStar. Based on 100% of building square footage. Does not include owner occupied buildings.

Compelling Critical Mass in Leading Urban Submarkets

Austin—CBD Phoenix—Tempe

23% #1 28% #1

Market Share Class A Office Owner Market Share Class A Office Owner

of Class A Office by Sq. Ft. of Class A Office by Sq. Ft.

Source: CoStar. Based on 100% of building square footage. Does not include owner occupied buildings.

Trophy Portfolio Commands Premium Rental Rates

Class A Asking Rent ($/Sq. Ft.1)

Atlanta Austin Charlotte

55% $60 39% $40 25%

$44 $39.96

Higher $55 Higher Higher

$40 $50.41 $36

$50 $33.19 $36

$32.97 $45 $44.01 $32 $29.31 $32

$40 $36.16 $28 $26.52

$28 $25.75 $35 $24

$24 $30

$20 $25 $20

Atlanta Buckhead Cousins Austin CBD Cousins Charlotte Uptown Cousins Buckhead CBD Metro Uptown

Orlando Phoenix Tampa

$30 17% $45 40% $45 23%

$28 Higher $27.04 $40 Higher $40 Higher

$37.99

$26 $25.30 $35 $35

$29.94 $31.39

$24 $23.03 $30 $27.18 $30 $28.47

$25.62

$22 $25 $25

$20 $20 $20

Orlando CBD Cousins Phoenix Tempe Cousins Tampa Bay Westshore Cousins CBD Tempe Westshore

Source: CoStar 1Q 2016 Market Reports.

1. Represents weighted average gross rental rates; where net rents are quoted, operating expenses are added to achieve gross rents.

16

Limited Near-Term Lease Expirations

Expiring % of Total Sq. Ft.1,2

40% 38%

35%

30% Weighted Average Remaining Lease Term of ~6.5 years1,2

25%

20%

15% 13% 12% 10% 9% 8%

7% 7% 5% 5%

0%

2016 2017 2018 2019 2020 2021 2022 2023 +

Note: Information above represents combined lease expirations of Cousins and Parkway reported in Q4 2015 filings adjusted for the assets sold in 2016, planned asset sales of Parkway and the HoustonCo spin-off.

1. Pro forma for the following leases signed subsequent to quarter end: Outbound Engine (San Jacinto Center), Main Street Hub (One Congress Plaza), Bradley Arant (Hearst Tower), Greenway Health (Corporate Center IV), Regus (Corporate Center I), Wells Fargo (Terminus 100), UBS (Terminus 100), Navitus (Research Park).

2. Includes Hayden Ferry III development.

High-Quality, Diversified Customer Base

Portfolio Top Customers1 Customers by Industry1

% of Annual Leased Rank Customer Base Rent Sq. Ft.

1	4.7% 1,210,877

Other Financial

2	2.3% 261,407 16% Services 19%
3	1.7% 227,592 Real Estate 5%
4	1.5% 198,648
5	1.5% 259,998 Technology 8%
6	Legal

1.5% 181,323

Services Marketing 17%

7	1.4% 167,723

& Media 8%

8	1.3% 159,136

Consumer Professional

9 1.3% 275,160 Goods & Services Healthcare Services

8% Services

11%

10 1.3% 139,461 8% Total 18.4% 3,081,325

Source: Q4 2015 company filings.

Note: Does not include NCR or Dimensional Fund Advisors developments.

1. Represents combined customers of Cousins and Parkway as a percentage of annual contractual rent as reported at 31-Dec-2015 adjusted for the spin-off of HoustonCo, asset sales in 2016 and planned asset sales in 2016.

Strong, Simple Balance Sheet

- **Increased scale**
  - ~$4.8 billion gross asset value[2]
  - Improves access to capital
- **Low leverage**
  - ~5.2x net debt/EBITDA[3]
  - Simple capital structure
  - Among best in the office REIT industry
- **Refinance opportunities**
  - ~$500mm 2017 debt maturities
  - Take advantage of historically low long-term rates

Net Debt / EBITDA[1]



~5.2 x
5.4 x
5.6 x
5.8 x
6.5 x
Cousins at Closing[3]
HIW
BXP
KRC
SNL Office Index[4]

Debt Maturity Schedule (mm)[5]



Wtd. Avg. Interest Rate[6]
2.2%
6.1%
3.3%
3.1%
6.3%
4.3%
4.2%
= Parkway
= Cousins
$83
$491
Near-Term Refinance Opportunities
$142
$151
$46
$108
$384
2016
2017
2018
2019
2020
2021
2022
2023+

1. HIW / BXP / KRC / SNL Office Index leverage represents net debt divided by latest quarter annualized EBITDA per latest respective company filings.
2. Represents the combined Gross Asset Values of Cousins and Parkway at 31-Dec-2015 adjusted for the Houston spin-off, 2016 actual sales and 2016 projected sales. Gross Asset Value represents total assets in accordance with GAAP plus accumulated depreciation of real estate assets and accumulated depreciation of intangible assets.
3. Represents management's estimate of leverage and latest quarter annualized EBITDA as of 31-Dec-2016.
4. SNL Office Index is calculated as the average net debt to EBITDA for companies that disclose such metrics in company filings.
5. Represents combined debt of Cousins and Parkway as of 31-Dec-2015 adjusted for the repayment of Parkway term debt, the repayment of debt associated with the assumed asset sales and additional mortgage debt on currently unencumbered properties.
6. Weighted average interest rate represents existing debt only.

Cousins PARKWAY

19

HoustonCo Overview

HoustonCo – Pure-Play REIT Focused on Houston

Highlights

- **Largest Houston landlord with best-in-class portfolio**
  - Best assets located in the most desirable submarkets
  - High-credit tenant profile with minimal near-term lease expirations supports operating and financial stability
  - Significant operating efficiencies to be realized through scale
- **Geographically-focused business strategy**
  - Provide investors the opportunity to tailor risk/return exposure
  - Positioned for enhanced visibility and market perception
  - Focused information flow drives enhanced knowledge for optimal decision-making
- **Scalable platform supported by strong balance sheet**
  - Low leverage and strong liquidity mitigate unforeseen risks
  - Efficient, scalable operating platform supports flexible execution strategy
- **Proven, respected management team focused on value-creation**
  - Strong track record as thoughtful stewards of investor capital
  - Execute on clearly-defined existing portfolio opportunities
  - Apply patient, disciplined approach to take advantage of external opportunities

Key Facts

Number of Assets/Buildings	5 / 19
Rentable Sq. Ft.	8.7mm
% Leased[1]	87%
Sq. Ft. Per Building	458,000
Wtd. Avg. Gross In-Place Cash Rent Per Sq. Ft.	$33.31
% of Investment Grade Customers[2]	~49%
Weighted Average Lease Term	~6.0 years
Headquarters	Houston
CEO	Jim Heistand

Source: Derived from Q4 2015 company filings.
1. *As of 31-Dec-2015.*
2. *Based on in-place ABR as of 31-Dec-2015.*

Cousins | PARKWAY

21

HoustonCo – Differentiated Business Strategy

Superior Operations	▪ Generate superior revenue growth through active and creative leasing strategies ▪ Increase NOI margins through economies of scale ▪ Leverage pricing power in lease and vendor negotiations to reduce costs ▪ Attract, hire and retain superior local market leadership and best-in-class leasing teams ▪ Enhance market intelligence and broaden network of customer relationships
Sound Financial Strategy	▪ Disciplined deployment of initial "dry powder" ($150mm cash on hand) ▪ Low leverage: ~4.5x Net Debt / EBITDA[1] ▪ No near-term debt maturities ▪ Maintain well-laddered debt maturities ▪ Ensure the balance sheet can withstand further deterioration in the Houston market
Disciplined Investment Approach	▪ Unlock value with targeted redevelopment projects and asset repositioning ▪ Adopt a patient, prudent and disciplined approach to new investments ▪ Maintain high quality assets with state-of-the-art amenities ▪ Opportunistically acquire best-in-class properties ▪ Realize value through monetization as local market dynamics improve

Source: Company estimates. Based on 2016E EBITDA defined as net income before interest expense, income taxes and depreciation and amortization.

Cousins | PARKWAY
22

Well-Positioned Portfolio of Iconic Properties

Greenway Plaza CityWestPlace Post Oak Central San Felipe Plaza Phoenix Tower

4.3mm 1.5mm 1.3mm 980k 630k

Rentable Sq. Ft. Rentable Sq. Ft. Rentable Sq. Ft. Rentable Sq. Ft. Rentable Sq. Ft.

10 4 3 1 1

Buildings Buildings Buildings Building Building

90% 77% 95% 85% 83%

Leased Leased 1 Leased Leased Leased

$34.08 $46.20 $37.20 $39.95 $35.73

Market Rent per Sq. Ft.2 Market Rent per Sq. Ft.2 Market Rent per Sq. Ft.2 Market Rent per Sq. Ft.2 Market Rent per Sq. Ft.2

Source: Q4 2015 company filings.

1. Pro forma for the 303,000 sq. ft. move-out of BMC.

2. Represents weighted average asking gross rental rates. Gross rents are computed by adding company’s current budgeted opex per sq. ft. to the current CoStar quoted NNN rents.

Best Locations in Premier Houston Submarkets

Class A Asking Rent ($/Sq. Ft.1)

Greenway Galleria Westchase

4% 16% 40% Higher Higher Higher

$34.31 $46.20 $38.00 $38.34 $33.66 $33.06 $36.76 $33.06 $33.06

Houston Greenway HoustonCo Houston Galleria HoustonCo Houston Westchase HoustonCo Greenway Galleria Westchase

Class A Submarket Concentration2

Greenway Galleria Westchase

72% #1 18% #1 17% #1

Market Share Class A Office Owner Market Share Class A Office Owner Market Share Class A Office Owner

of Class A Office by Sq. Ft. of Class A Office by Sq. Ft. of Class A Office by Sq. Ft.

1. Represents weighted average asking gross rental rates per CoStar.

2. Source: REIS data.

Limited Near-Term Lease Expirations

Expiring % of Total Annualized Base Rent

60.0%

52%

Weighted Average Remaining

50.0% Lease Term of ~6.0 years

40.0%

30.0%

20.0%

12%

8% 8%

10.0% 5% 6%

5% 4%

0.0%

2016 2017 2018 2019 2020 2021 2022 2023+

Note: Information in this table represents combined lease expirations, annualized base rent and average lease terms of Cousins’ Houston assets and Parkway’s Houston assets at 31-Dec-2015.

Strong Creditworthy Customers

Portfolio Top Customers Cross Section of Portfolio by Credit Rating1

Rentable SF

Rank Customer % of Total SF (000s)

1	961 11.0%

A: Energy

2	582 6.7% 25% Non-IG: Other
3	524 6.0% Sectors 35%
4	391 4.5%

A: Other

5	250 2.9% Sectors 7%
6	219 2.5%

BBB: Energy

7	216 2.5% Non-IG: 11% Energy BBB: 16% Other
8	199 2.3% Sectors 6%

9 176 2.0%

Investment grade (IG) customers: 49% of annual base rent (ABR)

10 167 1.9%

A-rated or non-energy customers: 73% of ABR

Total 3,686 42.3%

IG or non-energy customers: 84% of ABR

Note: Information in this table represents combined lease expirations, annualized base rent and average lease terms of Cousins’ Houston assets and Parkway’s Houston assets at 31-Dec-2015.

1. As a percent of annual base revenue.

Scalable Platform with Low Leverage and Strong Liquidity

- **Scalable Platform**
  - ~$2.2 billion gross asset value[2]
  - $200 million of initial liquidity
- **Low Leverage**
  - ~4.5x Net Debt / EBITDA[3]
  - Committed to low leverage strategy
  - Stable EBITDA supported by creditworthy tenants (nearly 50% of ABR from investment grade customers[5])
- **Strong Liquidity**
  - $150 million initial cash balance
  - $50 million undrawn revolver
  - No near term debt maturities

Net Debt / EBITDA[1]



~4.5 x
5.4 x
6.4 x
6.5 x
6.5 x
HoustonCo at Closing³
HIW
BDN
PDM
SNL Office Index⁴

Liquidity and Upcoming Debt Maturities (mm)



Liquidity
Upcoming Debt Maturities⁶
$200
(Initial Liquidity)
No debt maturing until December 2018
$50 Undrawn Revolver
$150 Cash
$108
$350
$272
$79
Initial Liquidity
2016
2017
2018
2019
2020
2021
2022
2023+

Source: Public company filings.

1. *HIW / BDN / PDM / SNL Office Index leverage represents net debt divided by latest quarter annualized EBITDA per latest respective company filings.*
2. *Represents the combined Gross Asset Values of Cousins' and Parkway' Houston assets at 31-Dec-2015. Gross Asset Value represents total assets in accordance with GAAP plus accumulated depreciation of real estate assets and accumulated depreciation of intangible assets.*
3. *Management's estimate of leverage and 2016E EBITDA. Parkway defines EBITDA as net income before interest expense, income taxes and depreciation and amortization.*
4. *SNL Office Index is calculated as the average net debt to EBITDA for companies that disclose such metrics in company filings.*
5. *Includes customers with at least a Baa or BBB credit rating from Moody's or S&P, respectively. Measured by Annualized Base Rent contribution.*
6. *Assumes $350mm term loan is funded at closing; assumes one year extension option is not exercised.*

Cousins | PARKWAY

27

Management Team Focused on Unlocking Value

Highly Experienced Management Team

» Seasoned, cycle-tested management team with entrepreneurial perspective

» Strong expertise in Houston office real estate (at executive level and “on the ground”)

» Publicly-traded REIT experience

» Internally-managed and scalable platform with transparent corporate governance

Extensive Network of Relationships and Strong Reputation with Investors

» Deep institutional capital, customer, broker and lender relationships

» Strong, established reputation with Wall Street institutions, investors and research community

Ability to Extract Embedded NOI Growth in Existing Portfolio

» In-place contractual rent increases

» Burn-off of rent concessions

» Mark-to-market of existing leases

» Lease-up of existing vacant space

» Asset repositioning expertise

Transactions’ Expected Benefits and Strategic Rationale

Transactions Unlock Value –

Two Independent REITs with Differentiated Strategies

Cousins – Becomes Premier Sun Belt Office REIT

» Expands trophy portfolio and presence in select, high-growth Sun Belt markets

» Deepens market share in core urban submarkets

» Enhances customer and geographic diversity

» Increases scale and improves access to capital

HoustonCo – Stable, Well-Capitalized and Positioned for Long-Term Growth

» Strong portfolio of stable and highly-amenitized assets located in vibrant submarkets

» Diverse customer base with strong credit profile

» Limited near-term lease expirations

» Significant cash on hand to fund the business and potentially pursue opportunistic investments

Low Levered, Simple Balance Sheets at Both Companies Meaningful Cost Synergies

» Identified annual run rate G&A synergies of ~$18mm1 after giving effect to the merger and the spin-off

Leadership Focus and Continuity

» Seasoned management teams at both companies

» Board composition at both companies represents continued interest of shareholders

1. Anticipated synergies per Cousins and Parkway management estimates.

Q&A

Appendix

Cost Synergies

Synergies Overview

- **Cousins and Parkway have identified cost synergies in the following areas:**
  - Duplicative market operating platforms
  - Corporate overhead
- **G&A synergies anticipated to be realizable immediately upon close**
- **Potential for additional operating and leasing synergies**
  - Driven by increased market scale and submarket critical mass at both Cousins and HoustonCo

Pre-Transactions G&A (Guidance)[1]

$mm	G&A
Cousins	$19 - $21
Parkway	$35 - $37
Total	**$54 - $58**

Post-Transactions G&A (Est. Run Rate)

$mm	G&A
Cousins	$23 - $25
HoustonCo	$13 - $15
Total	**$36 - $40**
Approximate Synergies	**~$18**

Source: Company estimates.
1. G&A guidance previously provided in the 2015 full year earnings release (net of capitalized expenses).

Cousins PARKWAY 32

Cash Sources and Uses

Anticipated Sources of Cash for the Transactions

» New Cousins mortgages: $135mm

» New term loan debt at HoustonCo: $350mm1

» Parkway cash balance at closing (inclusive of planned Jacksonville sales proceeds): $300mm

Anticipated Uses of Cash for the Transactions

» Existing Parkway term loans payoff: $550mm

» HoustonCo cash at spin-off: $150mm1

» Estimated transaction costs: $85mm

Source: Company estimates.

1. In connection with the transactions, HoustonCo will receive proceeds from a $350 million term loan and transfer $200 million of the net proceeds to Cousins.